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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 5, 2001
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-27977                 98-0213257
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(State or other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


8851 Trans-Canada Highway, St. Laurent (QC), Canada               H4S 1Z6
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (514) 331-3738
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS.

         On April 5, 2001, Lumenon Innovative Lightwave Technology, Inc. ("Lumenon"), Lilt Canada Inc., a wholly-owned subsidiary of Lumenon, and Molex Incorporated ("Molex") entered into an agreement to terminate the Teaming Agreement between Molex, Molex Fiber Optics, Inc., Lumenon and Lilt dated as of May 19, 1999 and as amended on March 3, 2000. Under the Teaming Agreement, Molex and Lumenon had agreed to jointly develop products for the photonics industry. As a result of the termination of the Teaming Agreement, the Stock Restriction Agreement between Lumenon, Molex and certain stockholders of Lumenon dated June 21, 1999 also terminated according to its terms.

         Molex and Lumenon have agreed that Dr. Tony Moretti of Molex will remain on the Board of Directors of Lumenon for the remainder of his term.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes, if any, are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 000-27977.


                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LUMENON INNOVATIVE LIGHTWAVE
                                           TECHNOLOGY, INC.

Dated: April 24, 2001                      By: /s/ Vincent Belanger
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                                              Name:  Vincent Belanger
                                              Title: Vice President Finance and
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.                        Description

*99.1 Teaming Agreement between Molex Incorporated and its subsidiary Molex Fiber Optics, Inc., and Lumenon Innovative Lightwave Technology, Inc. and its wholly owned subsidiary LILT Canada Inc., dated May 19, 1999.

*99.2 Stock Restriction Agreement between Molex Incorporated, Lumenon Innovative Lightwave Technology, Inc., and LILT Canada, Inc., Andrewma Holding, Inc., and Najafi Holding Inc., dated June 21, 1999.

 99.3 Agreement among Molex, Lumenon and Certain Stockholders of Lumenon dated April 5, 2001 by and among Molex Incorporated, Molex Fiber Optics, Inc., Lumenon Innovative Lightwave Technology, Inc., Lilt Canada Inc., Andrewma Holding Inc., Najafi Holding Inc., Mark Andrews and Iraj Najafi.

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*  Previously filed.





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